Exhibit 99.1

ReachLocal Reports Second Quarter 2016 Results

(WOODLAND HILLS, CA) – July 29, 2016 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in powering online marketing for local businesses, today reported financial results for the second quarter of 2016.

On June 27, 2016, Gannett Co., Inc. and ReachLocal, Inc. announced the execution of a definitive merger agreement and on July 11, 2016, Gannett launched a cash tender offer for all of the Company’s outstanding stock at $4.60 per share. The tender offer will be open until August 5, 2016 unless earlier terminated or extended. The parties have received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and expect the transaction to be completed during the third quarter.

“ReachLocal returned to sequential revenue growth and delivered reduced operating losses and increased Adjusted EBITDA in the second quarter," said Sharon Rowlands, chief executive officer. “We look forward to continuing to make progress toward our goal of providing local businesses with the best and most complete digital marketing solution in the market as part of Gannett following the merger.”

Quarterly Results at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	Q2 2016	Q2 2015
Revenue	$81,460	$98,776
Net Loss	$(4,237)	$(10,593)
Net Loss per Diluted Share	$(0.14)	$(0.36)
Non-GAAP Net Loss	$(1,476)	$(6,890)
Non-GAAP Net Loss per Diluted Share	$(0.05)	$(0.24)
Adjusted EBITDA	$5,533	$715
Cash Flow from Operating Activities, Continuing Operations	$3,990	$(8,460)
Cash Flow from Operating Activities	$3,983	$(8,461)

	Q2 2016	Q2 2015
Revenue by Channel (North America):
Direct Local	$43,943	$46,189
National Brands, Agencies and Resellers (NBAR)	$15,546	$17,787

Revenue by Channel (International):
Direct Local	$18,511	$31,085
National Brands, Agencies and Resellers (NBAR)	$3,460	$3,715

Key Metrics (at Period End):
Active Clients	16,000	19,500
Active Product Units	27,700	29,600

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports Active Clients and Active Product Units, as management believes that these metrics are important gauges of the progress of the Company’s performance.

Non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and goodwill and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;
●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;
●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;
●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and
●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Active Clients is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Clients by adjusting the number of Active Product Units to combine clients with more than one Active Product Unit as a single Active Client. Clients with more than one location are generally reflected as multiple Active Clients. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Clients includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Product Units is a number we calculate to approximate the number of individual products, licenses or services we are providing to Active Clients. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client who also licenses ReachEdge, we consider that three Active Product Units. Similarly, if a client purchases ReachSearch campaigns for two different products or purposes, we consider that two Active Product Units. Numbers are rounded to the nearest hundred.

Notice to Investors

The above is not an offer to buy nor a solicitation of an offer to sell any of ReachLocal’s (the “Company”) securities. The solicitation and the offer to buy the Company shares have only been made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Gannett Co., Inc. (“Parent”) and its affiliate, Raptor Merger Sub, Inc. (“Purchaser”), have filed with the SEC. In addition, the Company has filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Investors are able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 and related materials with respect to the tender offer and the merger free of charge at the website of the SEC at www.sec.gov, and from the information agent named in the tender offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at http://investors.reachlocal.com/. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES PURSUANT TO THE TENDER OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

Forward-Looking Statements

Statements included in this report that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on the Company’s current beliefs and expectations. These forward-looking statements include without limitation statements regarding the planned completion of the tender offer and the merger. The Company’s actual future results may differ materially from the Company’s current expectations due to the risks and uncertainties inherent in its business. These risks include, but are not limited to: uncertainties as to the timing of the tender offer and the merger; uncertainties as to the percentage of the Company’s stockholders tendering their shares in the tender offer; the possibility that competing offers will be made; the possibility that various closing conditions for the tender offer or the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; the risk that stockholder litigation in connection with the tender offer or the merger may result in significant costs of defense, indemnification and liability; and risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC, as well as the tender offer materials filed by Parent and Purchaser and the Solicitation/Recommendation Statement filed by the Company in connection with the tender offer.

The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

About ReachLocal, Inc.

ReachLocal, Inc. (NASDAQ: RLOC) helps local businesses grow and operate their business better with leading technology and expert service for our clients’ lead generation and conversion. ReachLocal is headquartered in Woodland Hills, Calif. and operates in four regions: Asia-Pacific, Europe, Latin America and North America.

For more information please visit ReachLocal at www.reachlocal.com, follow us at www.reachlocal.com/social or email info@reachlocal.com.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Jeff Fox The Blueshirt Group (415) 828-8298 jeff@blueshirtgroup.com

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	June 30,	December 31,
	2016	2015
Assets
Current Assets:
Cash and cash equivalents	$15,171	$18,833
Short-term investments	274	359
Accounts receivable, net	7,137	6,278
Prepaid expenses and other current assets	6,748	8,296
Total current assets	29,330	33,766

Property and equipment, net	10,763	13,550
Capitalized software development costs, net	19,559	20,691
Restricted cash- term loan	12,500	15,000
Restricted cash	3,451	3,502
Intangible assets, net	3,543	4,011
Non-marketable investments	9,000	9,000
Other assets	2,557	2,547
Goodwill	20,200	20,129
Total assets	$110,903	$122,196

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$32,036	$33,581
Accrued compensation and benefits	12,739	14,478
Deferred revenue	22,566	22,985
Accrued restructuring	3,389	3,329
Term loan	13,296	8,352
Capital lease	707	698
Other current liabilities	9,256	10,166
Liabilities of discontinued operations	798	804
Total current liabilities	94,787	94,393

Term loan	11,758	16,194
Convertible notes – related party	5,000	5,000
Capital lease	131	484
Deferred rent and other liabilities	8,031	8,111
Total liabilities	119,707	124,182

Stockholders’ Deficit:
Receivable from stockholder	(57)	(55)
Additional paid-in capital	143,512	140,398
Accumulated deficit	(146,473)	(136,084)
Accumulated other comprehensive loss	(5,786)	(6,245)
Total stockholders’ deficit	(8,804)	(1,986)
Total liabilities and stockholders’ deficit	$110,903	$122,196

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Revenue	$81,460	$98,776	$160,169	$198,339
Cost of revenue	45,591	55,390	89,442	111,607
Operating expenses:
Selling and marketing	22,975	33,046	46,099	69,329
Product and technology	6,063	7,082	12,149	14,504
General and administrative	9,536	9,910	17,414	20,623
Restructuring charges	233	3,133	2,689	4,588
Total operating expenses	38,807	53,171	78,351	109,044

Operating loss	(2,938)	(9,785)	(7,624)	(22,312)
Loss on deconsolidation of subsidiaries, net	(99)	-	(171)	-
Interest expense	(1,115)	(713)	(2,230)	(788)
Other income (expense), net	90	(135)	78	(216)
Loss before income taxes	(4,062)	(10,633)	(9,947)	(23,316)
Income tax provision (benefit)	175	(40)	442	59
Net loss	$(4,237)	$(10,593)	$(10,389)	$(23,375)

Net loss per share:
Net loss per share, basic and diluted	$(0.14)	$(0.36)	$(0.35)	$(0.80)

Weighted average common shares used in the computation of net loss per share:
Basic and diluted	29,840	29,097	29,824	29,083

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$59	$134	$109	$290
Selling and marketing	207	424	408	906
Product and technology	178	126	240	294
General and administrative	953	1,530	1,780	2,870
	$1,397	$2,214	$2,537	$4,360

Depreciation and amortization:
Cost of revenue	$166	$219	$325	$351
Selling and marketing	504	824	1,067	1,657
Product and technology	3,259	3,591	6,533	7,298
General and administrative	503	515	1,040	977
	$4,432	$5,149	$8,965	$10,283

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)

	Six Months Ended June 30,
	2016	2015
Cash flows from operating activities:
Loss from continuing operations	$(10,389)	$(23,375)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	8,965	10,283
Stock-based compensation	2,537	4,360
Restructuring charges	2,689	4,588
Loss on deconsolidation of subsidiary	171	-
(Gain) loss on disposal of fixed assets	(9)	135
Provision for doubtful accounts	396	66
Non-cash interest expense, net	558	173
Changes in operating assets and liabilities:
Accounts receivable	(1,103)	1,859
Prepaid expenses and other current assets	1,419	2,229
Restricted cash	(249)	-
Other assets	55	(264)
Accounts payable	(1,894)	(8,475)
Accrued compensation and benefits	(648)	(823)
Deferred revenue	(598)	(1,259)
Accrued restructuring	(1,280)	(2,358)
Deferred rent and other liabilities	(29)	(129)
Net cash provided by (used in) operating activities, continuing operations	591	(12,990)
Net cash used in operating activities, discontinued operations	(7)	(60)
Net cash provided by (used in) operating activities	584	(13,050)

Cash flows from investing activities:
Additions to property, equipment and software	(5,257)	(7,748)
Proceeds from sales of property and equipment	348	-
Changes in restricted cash due to certificates of deposits	360	50
Maturities of certificates of deposits and short-term investments	145	796
Net cash used in investing activities	(4,404)	(6,902)

Cash flows from financing activities:
Proceeds from term loan, net	-	24,700
Changes in restricted cash- term loan	2,500	(17,500)
Payment of deferred and contingent consideration	(1,346)	(434)
Proceeds from exercise of stock options	5	6
Principal payments on capital lease obligations	(385)	(443)
Term loan costs	-	(194)
Common stock repurchases	(492)	(5)
Net cash provided by financing activities	282	6,130

Effect of exchange rate changes on cash and cash equivalents	(124)	(1,274)

Net change in cash and cash equivalents	(3,662)	(15,096)
Cash and cash equivalents—beginning of period	18,833	43,720
Cash and cash equivalents—end of period	$15,171	$28,624

REACHLOCAL, INC.
Reconciliation of Adjusted EBITDA to Net Loss
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Net loss	$(4,237)	$(10,593)	$(10,389)	$(23,375)
Add (subtract):
Income tax provision (benefit)	175	(40)	442	59
Other income (expense), net	(90)	135	(78)	216
Interest expense	1,115	713	2,230	788
Loss on deconsolidation of subsidiaries, net	99	-	171	-
Operating loss	(2,938)	(9,785)	(7,624)	(22,312)
Add:
Depreciation and amortization	4,432	5,149	8,965	10,283
Stock-based compensation	1,397	2,214	2,537	4,360
Acquisition and integration costs	2,409	4	2,419	11
Restructuring charges	233	3,133	2,689	4,588
Adjusted EBITDA (1)	$5,533	$715	$8,986	$(3,070)

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended June 30, 2016 and 2015
(in thousands, except per share amounts)

	Three Months Ended June 30, 2016					Three Months Ended June 30, 2015
		Adjustments:					Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results
Income (loss) before income taxes	$(4,062)	$1,534	$2,651	$233	$356	$(10,633)	$2,331	$460	$3,133	$(4,709)
Income tax provision (5)	175	576	994	87	1,832	(40)	874	172	1,175	2,181
Net Income (loss)	$(4,237)	$958	$1,657	$146	$(1,476)	$(10,593)	$1,457	$288	$1,958	$(6,890)

Net loss per share:
Net loss per share, basic and diluted	$(0.14)				$(0.05)	$(0.36)				$(0.24)

Weighted average shares outstanding
Basic and diluted	29,840				29,840	29,097				29,097

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Six Months Ended June 30, 2016 and 2015
(in thousands, except per share amounts)

	Six Months Ended June 30, 2016					Six Months Ended June 30, 2015
		Adjustments:					Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results
Income (loss) from continuing operations before income taxes	$(9,947)	$2,808	$2,901	$2,689	$(1,549)	$(23,316)	$4,593	$932	$4,588	$(13,203)
Income tax provision (benefit) (5)	442	1,053	1,088	1,008	3,591	59	1,722	350	1,721	3,851
Income (loss) from continuing operations	$(10,389)	$1,755	$1,813	$1,681	$(5,140)	$(23,375)	$2,871	$582	$2,867	$(17,054)

Net loss per share:
Net loss per share, basic and diluted	$(0.35)				$(0.17)	$(0.80)				$(0.59)

Weighted average shares outstanding
Basic and diluted	29,824				29,824	29,083				29,083

REACHLOCAL, INC.
Reconciliation of GAAP to Constant Currency Revenue
(in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2016		2015		2016		2015
North American GAAP Revenue	$59,489		$63,976		$115,062		$127,475
Constant Currency Adjustment	131		-		384		-
North American Revenue at Constant Currency (6)	$59,620		$63,976		$115,446		$127,475

As Reported Growth Rates	(7.0%	)	(16.9%	)	(9.7%	)	(17.2%	)
Constant Currency Growth Rates	(6.8%	)	(16.5%	)	(9.4%	)	(16.8%	)

International GAAP Revenue	$21,971		$34,800		$45,107		$70,864
Constant Currency Adjustment	370		-		2,259		-
International Revenue at Constant Currency (6)	$22,341		$34,800		$47,366		$70,864

As Reported Growth Rates	(36.9%	)	(25.3%	)	(36.3%	)	(24.8%	)
Constant Currency Growth Rates	(35.8%	)	(11.4%	)	(33.2%	)	(12.6%	)

Consolidated GAAP Revenue	$81,460		$98,776		$160,169		$198,339
Constant Currency Adjustment	501		-		2,643		-
Consolidated Revenue at Constant Currency (6)	$81,961		$98,776		$162,812		$198,339

As Reported Growth Rates	(17.5%	)	(20.1%	)	(19.2%	)	(20.1%	)
Constant Currency Growth Rates	(17.0%	)	(14.7%	)	(17.9%	)	(15.4%	)

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense.

(2) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(3) Acquisition Related Costs, including the amortization and any impairment of acquired intangibles and goodwill, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(4) Restructuring Related Costs are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(5) The income tax provision (benefit) for the Non-GAAP adjustments is estimated using the effective statutory rate for those jurisdictions.

(6) Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. The company uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.